SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (date of earliest event reported) June 22, 1995


                     CINCINNATI MILACRON INC.
         (Exact name of registrant as specified in charter)



       Delaware               1-8475               31-1062125
(State or other          (Commission File        (I.R.S. Employer
jurisdiction of           Number)                 Identification
incorporation)                                    No.)



  4701 Marburg Avenue, Cincinnati, Ohio               45209
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (513) 841-8100



                              NONE
  (Former name or former address, if changed since last report)

Item 5.   Other Events

          The Press Release of registrant
          dated June 26, 1995, filed as
          Exhibit 99.1 and which discloses
          an agreement under which Cincinnati
          Milacron Inc. will purchase Talbot
          Holdings, Ltd. is incorporated
          herein by reference.




Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

          (99.1)  Press release of registrant dated
                  June 26, 1995.

                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CINCINNATI MILACRON INC.



Date:  June 30, 1995               By: /s/ Ronald D. Brown
                                        Ronald D. Brown
                                        Vice President - Finance